SCHEDULE  14A  INFORMATION

PROXY  STATEMENT  PURSUANT  TO  SECTION  14(A)  OF  THE  SECURITIES
EXCHANGE  ACT  OF  1934  (AMENDMENT  NO.       )

Filed  by  the  Registrant  [ X ]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[   ]  Preliminary  Proxy  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only (as permitted  by Rule
       14a-6(e)(2))
[ X ]  Definitive  Proxy  Statement
[   ]  Definitive  Additional  Materials
[   ]  Soliciting  Material  Pursuant  to Sec. 240.14a-11(c) or Sec. 240.14a-12

Made2Manage  Systems,  Inc.
(Name  of  Registrant  as  Specified  In  Its  Charter)

Name  of  Person(s)  Filing  Proxy  Statement,  if  other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[ X ]  No  fee  required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                                [GRAPHIC OMITTED]



                            Made2Manage Systems, Inc.
                                9002 Purdue Road
                             Indianapolis, IN 46268



March 15, 2002

Dear Shareholder:

You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Made2Manage Systems, Inc. (the "Company") which will be held at the offices of Made2Manage Systems, Inc., 9002 Purdue Road, Indianapolis, Indiana 46268 on Tuesday, April 23, 2002, at 8:30 a.m. (Eastern Standard Time).

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. After careful consideration, the Company's Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and recommends that you vote for each such proposal.

In order for us to have an efficient meeting, please sign, date and return the enclosed proxy card promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by notifying the secretary of the meeting and voting in person at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ David B. Wortman

David B. Wortman
Chairman of the Board, President and Chief Executive Officer


================================================================================
                             YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.
================================================================================

                 (This page has been left blank intentionally.)

                            MADE2MANAGE SYSTEMS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 2002

The 2002 Annual Meeting of Shareholders of Made2Manage Systems, Inc. (the "Company") will be held at Made2Manage Systems, Inc. 9002 Purdue Road, Indianapolis, Indiana 46268 on Tuesday, April 23, 2002, at 8:30 a.m. (Eastern Standard Time).

Only shareholders of record at the close of business on March 1, 2002, are entitled to notice of and to vote at the meeting. At the meeting we will vote on:

1. The election of Directors to serve until the 2003 Annual Meeting of Shareholders;

2. An increase in the number of shares available for the Employee Stock Purchase Plan; and

3. Such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

The Company's 2001 Annual Report for the fiscal year ended December 31, 2001, has been mailed concurrently with the mailing of this Notice of the Annual Meeting of Shareholders and the Proxy Statement to all shareholders entitled to notice of, and to vote at, the Annual Meeting. The 2001 Annual Report is not incorporated into the Proxy Statement and is not considered proxy soliciting material. A copy of the Company's form 10-K for the year ended December 31, 2001 will be made available upon written request.

By Order of the Board of Directors,

/s/ Traci M. Dolan

Traci M. Dolan
Secretary
March 15, 2002

                 (This page has been left blank intentionally.)

                            MADE2MANAGE SYSTEMS, INC.
                              2002 PROXY STATEMENT
                                TABLE OF CONTENTS


ANNUAL MEETING INFORMATION.................................................... 1
  What is the purpose of the Annual Meeting?.................................. 1
  Who is entitled to vote?.................................................... 1
  What am I voting on?........................................................ 1
  What are the Board's recommendations?....................................... 1
  What vote is required to approve each item?................................. 2
  What constitutes a quorum?.................................................. 2
  How do I vote?.............................................................. 2
  Can I change my vote?....................................................... 2
  How many shares can vote?................................................... 2
  How will voting on any other business be conducted?......................... 3
  Who can attend the meeting?................................................. 3
  How much did this proxy solicitation cost?.................................. 3

STOCK OWNERSHIP............................................................... 4
  Who are the largest owners of the Company's stock?.......................... 4
  How much stock do the Company's directors and executive officers own?....... 5

PROPOSAL 1 - ELECTION OF DIRECTORS............................................ 6
  General..................................................................... 6
  Meetings of the Board of Directors.......................................... 6
  Compensation of Directors................................................... 6
  Committees of the Board of Directors........................................ 6
  Nominees for Director....................................................... 7
  Vote Required............................................................... 9

PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.....10
  Proposed Amendment to the Purchase Plan.....................................10
  Vote Required...............................................................10
  Administration..............................................................10
  Eligibility.................................................................10
  Enrollment..................................................................11
  Purchase Price..............................................................11
  Payment of Purchase Price; Payroll Deductions...............................11
  Termination of Employment...................................................11
  Capital Changes.............................................................11
  Amendment and Termination of the Plan.......................................11
  Tax Information.............................................................11
  Participation in the Purchase Plan..........................................12

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................13

EXECUTIVE COMPENSATION........................................................14
  Summary Compensation Table..................................................14
  Option Grants in Last Fiscal Year...........................................15
  Aggregate Option Exercises in Last Fiscal Year and
    Fiscal Year End Option Values.............................................16
  Change of Control Agreements................................................16

COMPENSATION COMMITTEE REPORT.................................................17
  General Compensation Policy.................................................17
  Base Salary.................................................................17
  Annual Cash Bonuses.........................................................17
  Long-term Incentive Compensation............................................17
  Benefits....................................................................18
  CEO Compensation............................................................18
  Tax Limitation..............................................................19

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................19

AUDIT COMMITTEE REPORT........................................................20

COMPARATIVE PERFORMANCE GRAPH.................................................21

INDEPENDENT ACCOUNTANTS AND AUDIT MATTERS.....................................22

AUDIT FEES....................................................................22

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING.............................22

OTHER BUSINESS................................................................22

                            Made2Manage Systems, Inc.
                              2002 PROXY STATEMENT


                           ANNUAL MEETING INFORMATION

The following information is furnished in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of Made2Manage Systems, Inc., the "Company", for the 2002 Annual Meeting of Shareholders to be held at the principal offices of the Company at 9002 Purdue Road, Indianapolis, IN 46268. Mailing of this proxy statement will commence on or about March 15, 2002.

What is the purpose of the Annual Meeting?

At the Company's Annual Meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and an increase in the number of shares available for the Employee Stock Purchase Plan. In addition, the Company's management will report on the performance of the Company during fiscal 2001 and respond to questions from shareholders.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, March 1, 2002, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock of the Company (the "Common Stock") that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What am I voting on?

You are asked to:

o Elect nominees to serve on the Board of Directors for the next year (see pages 6-9).

o Approve an increase in the number of shares available for the Employee Stock Purchase Plan (see pages 10-12).

What are the Board's recommendations?

The Board recommends a vote:

o    FOR election of the nominated slate of directors; and

o FOR approval of an increase in shares available for the Employee Stock Purchase Plan.

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

At the record date, directors and executive officers of the Company directly or indirectly own an aggregate of 154,800 shares of Common Stock (not including shares of Common Stock issuable upon exercise of outstanding stock options). This represents 3.2% of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting. These directors and executive officers have indicated to the Company that each intends to vote all shares of Common Stock that they own or control in favor of all of the proposals described herein. The Company's directors and executive officers do not own or control a sufficient number of shares to dictate approval of a proposal.

What vote is required to approve each item?

The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect a nominee to the Board of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The proposed increase in the number of shares available for the Employee Stock Purchase Plan shall be approved if the votes cast favoring the increase exceed the votes cast opposing the increase.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

You should follow the instructions included with your proxy card, and your vote will be cast as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote?

Yes. You may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request of the secretary of the Company meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

How many shares can vote?

The record date for determining those shareholders who are entitled to notice of, and to vote at, the Annual Meeting is March 1, 2002. At the close of business on the record date, the Company had 4,866,260 outstanding shares of Common Stock, no par value. Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder as of the close of business on March 1, 2002.

If a shareholder has specified a choice on the proxy, the shares will be voted accordingly. If no choice is specified on the returned proxy, the shares will be voted in favor of the approval of the proposals described in the Notice of Annual Meeting of Shareholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to David B. Wortman, the Company's President and Chief Executive Officer, Traci M. Dolan the Company's Corporate Secretary or Katherine L. Kinder, the Company's Assistant Corporate Secretary, to vote on your behalf on such matters. The proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration and seating will begin at 8:00 a.m. Each shareholder may be asked to present valid picture identification, such as driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your stock ownership as of March 1, 2002, and check in at the registration desk at the meeting.

How much did this proxy solicitation cost?

The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation materials as well as the expense of preparing, assembling, photocopying and mailing this Proxy Statement. Solicitation will be made primarily through the use of the mail, however, regular employees of the Company may, without additional remuneration, solicit proxies personally by telephone or facsimile. The total cost of the proxy solicitation is less than $12,000.

                                 STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

Based on information reported to the Company or filed with the Securities and Exchange Commission as of March 1, 2002, the beneficial owners of more than 5% of the Company's Common Stock are as follows:

                                                                        Number of Shares         Percent of
                                                                         of Common Stock        Common Stock
Name                                                                   Beneficially Owned        Outstanding
----                                                                   -------------------     -------------
Entities affiliated with J.P. Morgan Chase & Co., Inc.(1)..............       807,606               16.6%
WM Advisors, Inc. (2)..................................................       527,298               10.8%
AWM Investment Company (3).............................................       348,200                7.2%
Dimensional Fund Advisors, Inc. (4)....................................       343,100                7.1%

------------------------

(1)  Consists of 520,562  shares of Common Stock owned by H&Q London  Ventures  and 287,044  shares of Common
     Stock  owned  by  Hambrecht  & Quist  California.  All of the  aforementioned  entities  (the  "Entities
     Affiliated with J.P. Morgan Chase & Co., Inc.") are controlled,  directly or indirectly,  by J.P. Morgan
     Chase & Co., Inc. The address for the Entities Affiliated with J.P. Morgan Chase & Co., Inc. is One Bush
     Street, San Francisco, California, 94104.

(2)  The address for WM Advisors,  Inc. is 1201 Third Avenue,  Suite 1400, Seattle,  Washington,  98101 Share
     quantity is based on Form 13G dated March 1, 2002.

(3)  The address of AWM Investment  Company is 153 East 53rd Street,  55th Floor,  New York, NY 10002.  Share
     quantity is based on the information provided in a Form 13F dated March 1, 2002.

(4)  The address for Dimensional  Fund Advisors is 1299 Ocean Avenue,  11th Floor,  Santa Monica,  CA, 90401.
     Share quantity is based on the information provided in a Form 13F dated March 1, 2002.

How much stock do the Company's directors and executive officers own?

The following table shows the amount of Common Stock of the Company beneficially owned (unless otherwise indicated) by the Company's directors, the executive officers of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement and the directors, nominees for director, and executive officers of the Company as a group as of March 1, 2002.

                                                           Number of Shares        Percent of
                                                            of Common Stock       Common Stock
Name (1)(2)                                               Beneficially Owned     Outstanding (1)
-----------                                               -------------------    ---------------
Michael P. Cullinane (3)..................................       33,750                 *
Timothy A. Davenport (4)..................................        5,000                 *
Richard G. Halperin (3)...................................       46,650                 *
Rudolph J. Herrmann (4)...................................        5,400                 *
David B. Wortman (5)......................................      354,371               6.8
D. Kirk Loncar (6) .......................................       43,749                 *
Traci M. Dolan (7)........................................       37,578                 *
Gary W. Rush (8)..........................................      164,642               3.3
Joseph S. Swern (9).......................................      108,142               2.2
All directors and executive officers as a group (10)......      799,282              14.1

* Less than 1% of outstanding Common Stock.

(1)  Except as indicated in the  footnotes  to this table and  pursuant to  applicable  community property laws, the Company believes that the persons named in the table have sole voting and investment  power with respect to all shares of Common Stock.  Total  outstanding  shares of common stock as of March 1, 2002 were 4,866,260.
(2)  The business  address of all  directors  and  executive  officers is in care of  Made2Manage
     Systems, Inc., 9002 Purdue Road, Indianapolis, Indiana 46268.
(3)  Includes  33,750 shares of Common Stock  issuable  upon the exercise of options  exercisable within 60 days of March 1, 2002.
(4)  Includes  5,000 shares of Common  Stock  issuable  upon the exercise of options  exercisable within 60 days of March 1, 2002.
(5)  Includes  249,371 shares of Common Stock  issuable upon the exercise of options  exercisable within 60 days of March 1, 2002.
(6)  Includes  43,749 shares of Common Stock  issuable  upon the exercise of options  exercisable within 60 days of March 1, 2002.
(7)  Includes  35,078 shares of Common Stock  issuable  upon the exercise of options  exercisable within 60 days of March 1, 2002.
(8)  Includes  140,642 shares of Common Stock  issuable upon the exercise of options  exercisable within 60 days of March 1, 2002.
(9)  Includes  98,142 shares of Common Stock  issuable  upon the exercise of options  exercisable within 60 days of March 1, 2002.
(10) Includes  644,482 shares of Common Stock  issuable upon the exercise of options  exercisable within 60 days of March 1, 2002.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

General

The business of the Company is managed under the direction of a Board of Directors currently consisting of five directors: Michael P. Cullinane, Timothy
A. Davenport, Richard G. Halperin, Rudolph J. Herrmann and David B. Wortman. The Board of Directors has responsibility for establishing broad corporate policies and for the overall performance of the Company. Except for David B. Wortman, the Board of Directors is not involved in the management or supervision of the day-to-day operations of the Company. The Board of Directors is kept advised of the Company's business at regularly scheduled meetings and through regular reports and discussions with the Company's executive officers between meetings.

Meetings of the Board of Directors

The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board of Directors met four times during the Company's fiscal year ended December 31, 2001.

Compensation of Directors

The Company paid each non-employee director ("Independent Director") $3,750 per quarter plus expenses for service as a director. In addition, pursuant to the Made2Manage Systems, Inc. 1999 Stock Option Plan (the "Stock Option Plan"), each Independent Director receives a stock option to purchase 5,000 shares of Common Stock on the date of election to the Board of Directors and a stock option to purchase 5,000 shares of Common Stock on each anniversary thereof so long as he or she is a director. Unless otherwise established by the Board, each option granted to an Independent Director is fully exercisable on the effective date of grant.

During 2001, Messrs. Cullinane, Halperin and Herrmann each received a stock option to purchase 5,000 shares at an exercise price of $3.30 per share. Mr. Davenport received a stock option to purchase 5,000 shares at an exercise price of $3.18 per share.

Committees of the Board of Directors

The Board of Directors has an Audit Committee and a Compensation Committee.

o The Audit Committee reviews with the Company's independent auditors the scope and timing of their audit services and any other services they are asked to perform, the auditor's report on the Company's consolidated financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. Members of the Audit Committee are independent as defined by rule 4200 (a) (15) of the National Association of Securities Dealers listing standards. The Audit Committee met three times during 2001.

o The Compensation Committee reviews and approves the compensation and benefits to be provided to the Company's executive officers, reviews general policy matters related to employee compensation and benefits, and administers the Company's Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee met four times during 2001.

Nominees for Director

Messrs. Cullinane, Davenport, Halperin, Herrmann and Wortman, each of whom currently serves as a director of the Company, have been nominated for re-election at the Company's Annual Meeting. If appointed, these individuals will serve for one year or until a successor is duly qualified and elected. The Company's Bylaws require a minimum of three (3) directors. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

--------------------------------------------------------------------------------

MICHAEL P. CULLINANE, age 52
Executive Vice President and Chief Financial Officer, divine, inc. Member of the Board of Directors since July 1998
Member of the Audit Committee and Compensation Committee

Prior to divine, inc. (Nasdaq: DVIN), a provider of professional services, software services and managed services to extend the enterprise, Mr. Cullinane was Executive Vice President and Chief Financial Officer for PLATINUM technology, inc. a $1 billion provider of management software and services. He also serves on the board of directors of publicly held Vasco Data Security International, Inc. He is a graduate of the University of Notre Dame.

--------------------------------------------------------------------------------

TIMOTHY A. DAVENPORT, age 45, retired
Former President and Chief Executive Officer, Best Software, Inc.
Member of Board of Directors since April 2001
Member of the Audit Committee and Compensation Committee

Mr. Davenport has served as a director of Vastera Corporation (Nasdaq: VAST) since February 2000 and Softrax Corporation since April 2000. He also served as a director of AXENT Technologies, Inc., from April 1998 until August 2000 when the company was acquired by Symantec Corporation. Mr. Davenport served as president, chief executive officer and a director of Best Software, Inc., from June 1995 and chairman from May 1999 until Best Software's acquisition by the Sage Group plc in February 2000. From March 1987 to June 1995, Mr. Davenport served as vice president, developer tools group, and vice president, graphics division, of Lotus Development Corporation. Mr. Davenport holds a B.A. degree in economics from Harvard College and an M.B.A from Harvard Business School.

--------------------------------------------------------------------------------

RICHARD G. HALPERIN, age 53, retired
Former Chief Executive Officer, Coherent Networks International, Inc., retired Member of the Board of Directors since July 1998
Member of the Audit Committee and Compensation Committee

Mr. Halperin was Chief Executive Officer of Coherent Networks International, Inc., through 1999. Previously, he was CEO of JBA International, a unit of JBA Holdings, a global ERP software company based in the United Kingdom. Prior to JBA, Mr. Halperin was senior vice president of XL/DATACOMP, a subsidiary of Storage Technology, and vice president of sales and services for System Software Associates. He graduated from Northwestern University with a B.S. degree in business administration.

--------------------------------------------------------------------------------

RUDOLF J. HERRMANN, age 51, retired
Former Chief Executive Officer, Dover Resources, Inc.
Member of the Board of Directors since July 2001

Mr. Herrmann recently retired as President and Chief Executive Officer of Dover Resources, Inc., a $900-million wholly-owned subsidiary of publicly held Dover Corporation (NYSE:DOV). He became associated with Dover through its 1988 acquisition of Texas Hydraulics, a Temple, Texas-based manufacturer of hydraulic cylinders where he was then president. In 1993, Herrmann was named CEO of Dover Resources, which has since more than doubled in size under his leadership. Herrmann was recently named to the status of "Fellow" by the Institute of Industrial Engineers. He serves as a board member and member of the Executive Committee of Goodwill Industries of Tulsa. He has supported the quality of engineering education at Iowa State University where he is currently Chair of the Engineering College Industrial Advisory Council. He received a Professional Achievement Citation in Engineering Award from Iowa State in 1998. In 2000, he was elected a Governor of the Iowa State University Foundation.

--------------------------------------------------------------------------------

DAVID B. WORTMAN, age 50
Chairman, President and Chief Executive Officer, Made2Manage Systems, Inc. Member of the Board of Directors since January 1994

Mr. Wortman has served as president and chief executive officer and a director since January 1994, and as chairman of the board since April 2000. Prior to joining the Company, Mr. Wortman held a succession of senior executive positions and served as a director of Pritsker Corporation, a computer software company he co-founded in 1973. Mr. Wortman is a director of Walker Information, Inc. He also serves on various public service boards that foster the growth of technology in the state of Indiana, including the 21st Century Research and Technology Fund, Indiana Technology Partnership, and Indiana Information Technology Association (INITA) Foundation. He is a past president of INITA and the Institute of Industrial Engineers. Mr. Wortman holds B.S. and M.S. degrees in industrial engineering from Purdue University.

--------------------------------------------------------------------------------

Vote Required

Each nominee receiving the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board of Directors.

Unless otherwise instructed, the persons named in the accompanying proxy card will vote the proxies received by them for each of the Company's nominees named above. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

    PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN


The Company's Employee Stock Purchase Plan ( the "Purchase Plan") was adopted by the Board of Directors in January 1998. A total of 100,000 shares of Common Stock were initially reserved for issuance thereunder.

Proposed Amendment to the Purchase Plan

On March 8, 2002,  the Board of Directors  approved an amendment to the Purchase
Plan to increase the aggregate number of shares authorized for issuance thereunder by 100,000 shares, bringing the total number of shares reserved under the Purchase Plan to 200,000 shares. Proposal 2 seeks shareholder approval of this amendment.

The Board considers the increase in shares necessary to meet the Company's current needs. The Board further believes that the Purchase Plan is an integral component of the Company's benefits program that is intended to provide employees with an incentive to exert maximum effort for the success of the Company and to participate in that success through the acquisition of the Company's Common Stock.

Vote Required

The proposed increase in the number of shares available for the Employee Stock Purchase Plan shall be approved if the votes cast favoring the increase exceed the votes cast opposing the increase.

The essential provisions of the Purchase Plan are outlined below.

Administration

The Purchase Plan is administered by the Company.

Eligibility

Only employees may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least five (5) months per calendar year by the Company or any of its eighty percent owned subsidiaries. No employee is permitted to purchase shares under the Purchase Plan if, as a result of such participation, the employee would own five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its subsidiaries (including stock issuable upon exercise of options held by him or her), nor shall any employee be permitted to buy more than $25,000 worth of stock under the Purchase Plan in any calendar year. As of January 1, 2002 (the last enrollment date), there were approximately 209 employees eligible to participate in the Purchase Plan.

Enrollment

An Employee may enroll in the Plan as of the first payroll date of any calendar quarter by filing a completed form with the Company on or before the election date set for such calendar quarter by the Company (the "Election Date"). An Employee who has previously participated in the Plan and who has elected to cease contributions or has withdrawn the cash balance of his or her account may resume contributions as of the first payroll date of any following calendar quarter.

Purchase Price

The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the greater of (i) eighty-five percent (85%) of the closing price of a share of Common Stock on the first business day of each quarter or
(ii) ninety percent (90%) of the average closing price of a share of Common Stock for each business day of the applicable quarter. The fair market value of the Common Stock on a given date shall be the closing price as reported in the Wall Street Journal.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the quarter. The Purchase Plan provides that the aggregate of such payroll deductions during the quarter shall not exceed ten percent (10%) of total compensation during said quarter. All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan and are included with the general funds of the Company. Funds received upon sales of stock under the Purchase Plan are used for general corporate purposes.

Termination of Employment

Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant or his or her heirs.

Capital Changes

In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of outstanding shares of Common Stock, proportionate adjustments will be made by the Company in the shares subject to purchase and in the price per share.

Amendment and Termination of the Plan

The Board may at any time amend or terminate the Purchase Plan, except that no such termination shall affect the existing rights of any participant to contributions already made or shares already purchased under the Plan. Under the Purchase Plan, an amendment to increase the number of shares reserved for issuance requires the approval of the shareholders of the Company.

Tax Information

The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the Election Date prior to the quarter in which the shares were acquired, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of such Election Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above and subject to the limitation on deductibility set forth in Section 162(m) of the Code.

The foregoing is only a summary of the effect of federal income taxation laws upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

Participation in the Purchase Plan

Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her respective determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. No executive officers have participated in the plan. All of the Company's employees have purchased a total of 75,481 shares with a dollar value of $7,789. The dollar value is equal to the market price on the date of purchase less the price paid for the shares.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR THE EMPLOYEE STOCK PURCHASE PLAN.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such Reporting Persons are required by regulations of the Commission to furnish the Company with copies of all such filings.

Based solely on a review of copies of reports filed by the Reporting Persons pursuant to Section 16(a) of the Exchange Act, the Company believes that all Reporting Persons complied with all Section 16(a) requirements in the fiscal year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total annual compensation paid to, or for the account of, the Chief Executive Officer of the Company and the Company's four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 2001 (collectively, the "Named Executive Officers").

                                                                              Long-term
                                                                            Compensation
                                                 Annual Compensation        Option Awards     All Other
Name and Principal Position                  Year      Salary      Bonus    (# of Shares)   Compensation (1)
---------------------------                  ----      ------      -----    -------------   ----------------

David B. Wortman........................     2001     $245,000    $     0      95,000         $15,569
   Chairman of the Board,                    2000      225,000          0      60,000           2,598
   President and Chief Executive Officer     1999      210,000     92,706      40,000           2,614

D. Kirk Loncar (2)......................     2001      200,000     14,833      45,000           8,862
    Senior Vice President, Sales........     2000      117,522          0      70,000          86,552

Traci M. Dolan (3)......................     2001      168,000     15,556      45,000           4,028
   Vice President, Finance and               2000      128,513          0      45,000           1,892
   Administration, Chief Financial Officer

Gary W. Rush............................     2001      163,000          0      20,000           3,764
   Vice President and Chief                  2000      155,000          0      25,000           2,598
   Technology Officer                        1999      145,000     43,999      20,000           2,402

Joseph S. Swern.........................     2001      160,000          0      20,000           4,900
   Vice President, Service and Support       2000      152,000          0      25,000           2,598
                                             1999      140,000     42,166      20,000           2,361

(1)  Consists of Company matching contributions to the 401(k) plan, life insurance premiums,  sales incentive trip, pay for unused vacation time, computer purchase benefit and relocation compensation. Mr. Wortman's other compensation includes $6,707 for unused vacation time.

(2)  Mr. Loncar joined the Company in May 2000.

(3)  Ms. Dolan joined the Company in March 2000.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of stock options during 2001 to each of the Named Executive Officers.

                                                                                             Potential
                                                                                             Realizable
                                                                                          Value at Assumed
                                   Number of     % of Total                                  Annual Rates of
                                  Securities       Options                                     Stock Price
                                  Underlying     Granted to    Exercise                      Option Term (3)
                                    Options       Employees      Price         Expiration   --------------------
                                   Granted (1)     in Year    ($/Share) (2)       Date          5%        10%
                                  ------------   ----------   -------------    ----------       --        ---

David B. Wortman.................   95,000          17.2%        $3.22           1/30/11     $192,379   $487,526
D. Kirk Loncar...................   45,000           8.1          3.22           1/30/11       91,127    230,934
Traci M. Dolan...................   45,000           8.1          3.22           1/30/11       91,127    230,934
Gary W. Rush.....................   20,000           3.6          3.22           1/30/11       40,501    102,637
Joseph S. Swern..................   20,000           3.6          3.22           1/30/11       40,501    102,637

(1)  Options  granted  under the  Option  Plan  become  exercisable  over a  four-year  period,  25% on the first anniversary of the date of grant and 1/48 of the total each month  thereafter,  with vesting  subject to the employee's  continued  employment.  The exercise of the options may be  accelerated  in the event of certain occurrences including the sale of the Company.

(2)  All options were granted at fair market value as determined by the average of the closing bid and ask prices as reported by the Nasdaq National Market on the day of grant.  The exercise price may in some cases be paid by delivery of other shares or by offset of the shares subject to the options.

(3)  The 5% and 10% assumed  annual rates of  compounded  stock price  appreciation  are mandated by rules of the
     Securities and Exchange Commission. There can be no assurance provided to any Named Executive Officer or any other holder of the Company's  securities that the actual stock price  appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level.  Unless the market price of the
     Common Stock  appreciates over the option term, no value will be realized from the option grants made to the
     Named Executive Officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth certain information concerning the Named Executive Officers' options exercises in 2001 and exercisable and unexercisable stock options held at December 31, 2001.

                                                                        Number of
                               Number of                          Securities Underlying                Value of
                                Shares                              Unexercised Options           In-The-Money Options
                               Acquired                            at December 31, 2001              Option Term (2)
                                  on         Value            ----------------------------    ----------------------------
                               Exercise   Realized (1)        Exercisable    Unexercisable    Exercisable    Unexercisable
                               --------   ------------        -----------    -------------    -----------    -------------
David B. Wortman...........        0          $0                 214,790       145,210          $15,975       $52,325
D. Kirk Loncar.............        0           0                  26,666        88,334            2,362        25,088
Traci M. Dolan.............        0           0                  17,500        72,500            3,544        27,956
Gary W. Rush...............        0           0                 129,706        42,294           11,662        14,338
Joseph S. Swern............        0           0                  87,414        42,086           19,987        14,338

(1)  Based on the fair market value of the Company's Common Stock on the date of exercise,  less the exercise price payable for such shares.

(2)  Based on the closing  price as reported on The Nasdaq Stock  Market(R)  for December 31, 2001, of $3.65 per share less the per share exercise price.


Change of Control Agreements

The Company's Board of Directors has approved the Made2Manage Executive Salary Continuation Plan (the "Salary Continuation Plan"). Pursuant to the terms of the Salary Continuation Plan, the Company has entered into agreements with Mr. Wortman and each of the Vice Presidents of the Company pursuant to which each of them will receive certain severance payments in the event their employment with the Company is terminated within twelve months of a change in control or ownership of the Company. Per the Salary Continuation Plan Mr. Wortman would be entitled to a continuation of his salary for eighteen months, Ms. Dolan would be entitled to twelve months, Mr. Loncar would be entitled to nine months and each of the remaining Vice Presidents would be entitled to a continuation of their salary for six months.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company's Board of Directors (the "Committee") has the exclusive authority to establish the base salary of the Chief Executive Officer (the "CEO") and the executive officers of the Company and to administer the Company's Stock Option Plan. In addition, the Committee has the responsibility for approving the individual bonus programs for the CEO and the other executive officers each fiscal year.

For the 2001 fiscal year, the process utilized by the Committee in determining executive compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the Committee were compensation data disclosing executive compensation programs in place at similar companies and the recommendations of the Company's CEO.

General Compensation Policy

The Company's primary objective is to maximize shareholder value. This objective requires the Company to develop, market and sell superior products and services to customers in order to generate earnings. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon the Company's overall performance, their individual contributions to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as individual performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

Base Salary

The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent.

Annual Cash Bonuses

The Company maintains annual cash incentive bonus programs to reward executive officers for attaining defined performance goals. In setting performance targets, the Committee considered the Company's historical performance and expectations related to operating results. For the executive officers, bonuses are based completely or primarily on Company-wide performance related to pre-tax operating results.

Each year, the annual incentive plan is reevaluated with a new achievement threshold and new targets established for objectives.

Long-term Incentive Compensation

During 2001, the Committee, in its discretion, granted options to the executive officers under the Stock Option Plan. Generally, a grant is made in the year an officer commences employment. Additional grants are typically made in subsequent years. Generally, the size of the initial grant and each subsequent grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion and, for subsequent grants, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date). The option vests in periodic installments, generally over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

Benefits

Benefits offered to the Company's executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death and are the same as those offered to all the Company's regular employees.

The Company has established a tax-qualified cash or deferred profit sharing plan (the "401(k) Savings Plan") covering all of the Company's eligible full-time employees. Under the plan, participants may elect to contribute, through salary reductions, up to 15% of their annual compensation subject to a statutory maximum. In 2001 the Company provided a matching contribution under the 401(k) Savings Plan of 37.5% of the first 6% of an employee's annual compensation contributed. The 401(k) Savings Plan is designed to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by the Company to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Savings Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. The trustee under the plan, at the direction of each plan participant, currently invests the assets of the 401(k) Savings Plan in Company selected diversified and money-market investments based on the election of each employee.

CEO Compensation

The annual base salary for Mr. Wortman, the Company's Chairman of the Board, President and CEO, was established by the Committee as of January 2001. The Committee's decision regarding Mr. Wortman's salary was made primarily on the basis of Mr. Wortman's personal performance of his duties and gave consideration to compensation survey information of similar companies.

The cash incentive component of Mr. Wortman's fiscal year compensation was entirely dependent upon the Company's financial performance and provided no dollar guarantees. Cash incentives paid to Mr. Wortman are based on the Company's financial performance in the previous year relative to established financial targets. Mr.Wortman did not receive a bonus in 2001. An option grant was made to Mr.Wortman during the 2001 fiscal year and was intended to create an incentive for Mr.Wortman to take actions to increase the value of the Company and to place a significant portion of his total compensation at risk, because the options will have no value unless there is appreciation in the value of the Company's Common Stock over the option term.

Tax Limitation

As a result of federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. Since it is not expected that the compensation to be paid to the Company's executive officers for the 2002 fiscal year will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

2001 Compensation Committee

Michael P. Cullinane
Timothy A. Davenport
Richard C. Halperin

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company's Board of Directors was formed in January 1997. The current members of the Compensation Committee are Messrs. Cullinane, Davenport and Halperin. None of these individuals was at any time during 2001, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the year ending December 31, 2001 with the Company's management and with the Company's independent auditors; (ii) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements; and (iii) received and discussed the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees) which related to the accountant's independence from the Company. Based on the review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ending December 31, 2001 for filing with the SEC.


2001 Audit Committee

Michael P. Cullinane
Timothy A. Davenport
Richard G. Halperin

                          COMPARATIVE PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's Common Stock during the period from the Company's initial public offering on December 19, 1997 through December 31, 2001, with the cumulative total return on the Nasdaq Stock Market - U.S. Companies Index (the "Nasdaq U.S. Index") and Nasdaq Computer and Data Processing Services Stocks (the "Computer Index"). The comparison assumes $100.00 was invested in the Company's Common Stock and in each of the indices and assumes any dividends were reinvested.

                               [GRAPHIC OMITTED]

Index Description           12/19/97  12/31/97  6/30/98  12/31/98  6/30/99   12/31/99  6/30/00   12/31/00  6/30/01   12/31/01
-----------------           --------  --------  -------  --------  -------   --------  -------   --------  -------   --------

Made2Manage Systems, Inc.   $100.00   $100.84   $155.00   $198.33  $107.50   $106.67   $ 75.00   $ 25.87   $ 41.20   $ 48.67
Nasdaq U.S. Index           $100.00   $102.96   $123.81   $145.16  $178.04   $269.70   $263.27   $162.22   $142.72   $128.72
SIC Code 737 Index          $100.00   $103.56   $151.55   $184.74  $231.75   $406.08   $327.37   $186.98   $177.63   $150.58

                    INDEPENDENT ACCOUNTANTS AND AUDIT MATTERS

The firm of PricewaterhouseCoopers LLP has audited the accounts of the Company since 1988. In addition, the firm has rendered other services during that time. The Board of Directors has not yet selected an accounting firm for fiscal year 2002 but, consistent with prior practice, anticipates making such selection during the second quarter of 2002.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions from shareholders.

                                   AUDIT FEES

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services required for the audit of the Company's financial statements for fiscal 2001 and the reviews of interim financial statements included in the Company's Form 10-Q for that year were approximately $72,600. There were no financial systems design and implementation services rendered by PricewaterhouseCoopers LLP for the most recent fiscal year. The aggregate fees billed for additional services rendered by PricewaterhouseCoopers in fiscal 2001, other than the services described above, were approximately $76,983. In engaging PricewaterhouseCoopers for these additional services, the Audit Committee considered whether the provision of these services was in compliance with maintaining PricewaterhouseCoopers' independence.


               SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

An eligible shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement prepared in connection with the Company's 2003 Annual Meeting of Shareholders must deliver a copy of the proposal to the Secretary of the Company, at the Company's principal executive offices, no later than November 15, 2002. To submit a proposal, a shareholder must have been a record or beneficial owner of shares of Common Stock having a market value of at least $2,000 for a period of at least one year prior to submitting the proposal, and the shareholder must continue to hold the shares through the date on which the meeting is held.

                                 OTHER BUSINESS

The Board of Directors knows of no business that will come before the Annual Meeting for action, apart from the matters described in the accompanying Notice of Annual Meeting of Shareholders. However, as to any such business, the persons designated as proxies in the enclosed proxy will have discretionary authority to act in their best judgment.

 MADE2MANAGE SYSTEMS, INC.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 23, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned holder(s) of shares of Common Stock of Made2Manage Systems, Inc. hereby constitutes and appoints Traci M. Dolan, Katherine L. Kinder and David B. Wortman, and each of them, with full power of substitution and revocation, as proxy to appear and to vote all the shares of Common Stock of Made2Manage Systems, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the offices of Made2Manage Systems, Inc. 9002 Purdue Road, Indianapolis, Indiana on April 23, 2002, at 8:30 a.m., local time, and any adjournment or adjournments thereof, for the following purposes:

1. The election of the following nominees as directors of the Company (except as marked to the contrary below), each to serve for a term of one year and until his successor is duly elected and qualified or his earlier resignation, removal from office or death:

                           Michael P. Cullinane,
                           Timothy A. Davenport,
                           Richard G. Halperin,
                           Rudolph J. Herrmann, and
                           David B. Wortman.

     [  ] FOR    [  ] WITHHOLD AUTHORITY

     YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT HIS NAME ABOVE.

2. Approval of an increase in the number of shares available for the Employee Stock Purchase Plan.

     [  ] FOR    [  ] AGAINST    [  ] ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or adjournments thereof.

WHERE A CHOICE IS INDICATED, THE STOCK REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE ELECTION AS DIRECTORS OF THE PERSONS LISTED ABOVE. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEES AS THE BOARD OF DIRECTORS MAY RECOMMEND.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated March 15, 2002, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of Common Stock of Made2Manage Systems, Inc. the undersigned is entitled to vote at the Annual Meeting.

Dated: ____________________________

If shares of Common Stock are registered in two names, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full title. If signer is a corporation, please sign the full corporate name by authorized officer.


-----------------------------------
Signature of Shareholder


-----------------------------------
Signature of Shareholder

Number of Shares___________________